Exhibit 10.36
Execution Version

THIRD AMENDMENT TO
OPTION AGREEMENT

This Third Amendment to Option Agreement (“Third Amendment”) is made and entered into effective as of August 21, 2018 (the “Effective Date”), by and between FIA TIMBER PARTNERS II, L.P., a Delaware limited partnership (hereinafter referred to as “Seller”), and CATCHMARK TIMBER TRUST, INC., a Maryland corporation (hereinafter referred to as “Purchaser”).

WHEREAS, Seller and Purchaser are parties to an Option Agreement dated as of May 30, 2018, as amended by that First Amendment to Option Agreement dated effective as of June 28, 2018, as amended by that Second Amendment to Option Agreement dated effective as of August 3, 2018, relating to certain timberlands in Coos and Curry Counties, Oregon (collectively, the “Option Agreement”);

WHEREAS, timber cutting and removal has been completed with respect to (i) that certain     Pay as Cut Timber Cutting Right Contract No. 567-17-24 dated November 28, 2017, between Seller, as seller, and Scott Timber Co., as purchaser and (ii) that certain Pay as Cut Timber Cutting Right Contract No. 567-17-26 dated November 30, 2017, between Seller, as seller, and G & D Timber Inc., as purchaser; and

WHEREAS, the parties wish to amend the Option Agreement to, among other things, provide for the assignment of the Timber Cutting Agreements and notifications of operations/permits in respect thereof at Closing.

NOW, THEREFORE, the parties have agreed and do hereby agree as follows:

1.Defined Terms. Capitalized terms used herein, and not defined herein, shall have the meanings assigned to such terms in the Option Agreement.
a.    Purchase Price; Assumed Liabilities. The last sentence of Section 2 of the Option Agreement is amended and restated in its entirety as follows:
“As additional consideration for the purchase and sale transaction contemplated by this Agreement, Purchaser shall assume from Seller at Closing: (a) all liabilities and obligations of Seller arising on or after the Closing Date (as defined herein) under easements and other matters of record affecting the Real Property which impose obligations on the owner thereof and under the Unrecorded Encumbrances (as defined herein), including but not limited to the Timber Cutting Agreements set forth on Exhibit D (the “Timber Cutting Agreements”); and (b) all Continuing Obligations as defined in Section 36 below (collectively, the “Assumed Liabilities”).”

SGR/19101367.4
97955353.4 0067129-00001

b.    Closing. Section 4(b)(i) of the Option Agreement is amended and restated in its entirety to read as follows:
“one or more (at Purchaser’s election) Statutory Special Warranty Deeds (warranting only against the claims of persons claiming by, through or under Seller) for each county in which the Real Property is located, in the form of Exhibit B attached hereto, and subject only to the Unrecorded Encumbrances and the Permitted Encumbrances (both as hereinafter defined) and further excepting from Seller’s warranties contained in such deed(s) those certain matters affecting Seller’s title set forth on attached Exhibit C (collectively, the “Deed”). The legal description of the Real Property to be contained in the Deed shall be the legal description of the Real Property as set forth on Exhibit A attached hereto and hereby made a part hereof (as the same description may have been modified in connection with the Title Commitment or any Update thereto);”
c.    Title. Section 5(g) of the Option Agreement is amended and restated in its entirety to read as follows:
“Purchaser acknowledges and agrees that Seller may continue to conduct ongoing timber harvesting operations until Closing on those harvest planning units identified in Exhibit E (the “Harvest Parcels”). Notwithstanding the foregoing, as of August 10, 2018 harvest of timber under the Timber Cutting Agreements has been completed, but the purchasers under the Timber Cutting Agreements have not completed post-harvest contractual obligations. In particular, the purchaser under that certain Pay as Cut Timber Cutting Right Contract No. 567-17-24 dated November 28, 2017, between Seller, as seller, and Scott Timber Co., as purchaser (the “Scott Timber Cutting Agreement”), has not completed final road maintenance and pile burning, and the purchaser under that certain Pay as Cut Timber Cutting Right Contract No. 567-17-26 dated November 30, 2017, between Seller, as seller, and G & D Timber Inc., as purchaser (the “G&D Timber Cutting Agreement”) has not completed pile burning. Seller shall retain all rights to proceeds of timber harvested pursuant to the Timber Cutting Agreements.”
d.    New Section 11(g). A new Section 11(g), reading as follows, is added to the Option Agreement:
“(g)     At Closing, Purchaser shall receive a credit for the $9,875.30 deposit held by Barnes & Associates, Inc., under the G&D Timber Cutting Agreement. Purchaser shall be responsible for accounting to the purchaser under the G&D Timber Cutting Agreement for such deposit.”

SGR/19101367.4
97955353.4 0067129-00001

e.    Post-Closing Permit Transfer. Section 35 of the Option Agreement is amended and restated in its entirety to read as follows:
“Post-Closing Bond and Holdback Cooperation. Following the Closing, Seller shall use commercially reasonable efforts to cooperate with Purchaser with respect to any required draw or release, as applicable, under (i) that certain Timber Performance Bond No. SUR0043702 dated November 21, 2017, by and between Scott Timber Co., as Principal, and Argonaut Insurance Company, as Surety, and (ii) those certain Holdback Instructions, Escrow No. 209904AM, by and between Scott Timber Co., Seller and AmeriTitle, to the extent required by a counterparty to the same. This Section 35 shall survive the Closing and the execution and delivery of the Deed.”
f.    Exhibit B. Exhibit B of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 1 attached hereto.
g.    Exhibit C. Exhibit C of the Option Agreement is amended to delete item number 16 from such exhibit.
h.    Exhibit D. Exhibit D of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 2 attached hereto.
i.    Exhibit E. Exhibit E of the Option Agreement is amended by deleting the Mill Creek Daylight Contract Map from such exhibit.
j.    Exhibit F. Exhibit F of the Option Agreement is amended and restated in its entirety as set forth on Exhibit 3 attached hereto.
k.    Exhibit H. Exhibit H of the Option Agreement is deleted in its entirety.
2.    Performance, Compliance and No Breach of Seller to Date. Purchaser hereby affirms that to its knowledge and as of the Effective Date, Seller has timely performed and complied with each and every term, condition, agreement, restriction and obligation under the Option Agreement to be performed or complied with by Seller as of the Effective Date. Purchaser further affirms that to its knowledge, each and every warranty and representation made by Seller in the Option Agreement is true and accurate, and Seller has otherwise committed no breach under the Option Agreement as of the Effective Date. Seller hereby affirms that to its knowledge and as of the Effective Date, Purchaser has timely performed and complied with each and every term, condition, agreement, restriction and obligation under the Option Agreement to be performed or complied with by Purchaser as of the Effective Date. Seller further affirms that to its knowledge, each and every warranty and representation made by Purchaser in the Option Agreement is true and accurate,

SGR/19101367.4
97955353.4 0067129-00001

and Purchaser has otherwise committed no breach under the Option Agreement as of the Effective Date.
3.    Effect of Amendment. Except as expressly modified by this Third Amendment, the Option Agreement remains in full force and effect, and is hereby ratified and confirmed.
4.    Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which counterparts together shall constitute the same instrument which may be sufficiently evidenced by one counterpart. Execution of this Third Amendment at different times and places by the parties shall not affect the validity thereof so long as all the parties hereto execute a counterpart of this Third Amendment. The parties agree that delivery by electronic means of a signed counterpart of this Third Amendment will be deemed the same as delivery of the original counterpart. Upon request of the other party, a party delivering an electronic counterpart of this Third Amendment will provide to the requesting party a signed original of this Third Amendment.

SGR/19101367.4
97955353.4 0067129-00001

Exhibit 10.36
Execution Version

IN WITNESS WHEREOF, this Third Amendment has been executed by the parties on the dates set forth below with the intent that this Third Amendment be effective between the parties as of the date first set forth above.

SELLER: FIA TIMBER PARTNERS II, L.P., a Delaware limited partnership By: FIA Timber Management II, LLC, its General Partner By:/s/ Charles L. VanOver Name: Charles L. VanOver Title: Vice President

[Signature Page to Third Amendment to Option Agreement - FIA TP II]

Exhibit 10.36
Execution Version

PURCHASER: CATCHMARK TIMBER TRUST, INC., a Maryland corporation By: /s/ John D. Capriotti (SEAL) Name: John D. Capriotti Title: VP – Acquisitions

[Signature Page to Third Amendment to Option Agreement - FIA TP II]

EXHIBIT 1
Amended and Restated Exhibit B to Option Agreement
“EXHIBIT B

FORM OF SPECIAL WARRANTY DEED

After Recording, Return To: [_____________] [_____________] [_____________] Until A Change Is Requested, Send All Tax Statements To: [_____________] [_____________] [_____________]
Space above reserved for recorder

STATUTORY SPECIAL WARRANTY DEED

FIA TIMBER PARTNERS II, L.P., a Delaware limited partnership (“Grantor”), conveys and specially warrants to [_______________], a [_______________] (“Grantee”), the real property located in [Coos]/[Curry] County, Oregon, described on the attached Exhibit A, together with Grantor’s right, title and interest in the following: all buildings, structures, and other improvements located thereon, all tenements, hereditaments, easements, appurtenances and privileges thereto belonging, all trees, timber, sand, gravel, rock and crops now located thereon or thereunder, and all oil, gas and mineral rights and interests in said real property not reserved or conveyed by Grantor or Grantor’s predecessors in title (collectively, the “Property”), free of encumbrances created or suffered by the Grantor except as specifically set forth herein.
SUBJECT TO, and excepting and excluding from the covenants and warranties described herein and in ORS 93.855, the matters set forth on attached Exhibit B.
The true consideration for this conveyance is $_______________.

BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY,

Exhibit 1 to Third Amendment to Option Agreement
SGR/19101367.4
97955353.4 0067129-00001

UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010. THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007, SECTIONS 2 TO 9 AND 17, CHAPTER 855, OREGON LAWS 2009, AND SECTIONS 2 TO 7, CHAPTER 8, OREGON LAWS 2010.

DATED as of [_____________________], 2018.

FIA TIMBER PARTNERS II, L.P.,
a Delaware limited partnership

By: FIA Timber Management II, LLC,
its General Partner

By:
Name:
Title:

STATE OF OREGON    )
)ss.
County of __________    )

The foregoing instrument is acknowledged before on [_______________], 2018, by [__________________], as [____________________] of FIA Timber Management II, LLC, the General Partner of FIA Timber Partners II, L.P., a Delaware limited partnership.

Notary Public for Oregon
Commission No.:
My commission expires:

Exhibit 1 to Third Amendment to Option Agreement
SGR/19101367.4
97955353.4 0067129-00001

Exhibit A

Legal Description of Property

[Insert legal description]

Exhibit 1 to Third Amendment to Option Agreement
SGR/19101367.4
97955353.4 0067129-00001

Exhibit B

Exceptions to Title

[INSERT PERMITTED ENCUMBRANCES THAT BECOME PERMITTED ENCUMBRANCES UNDER THE AGREEMENT AND EXHIBIT C (OF OPTION AGREEMENT) MATTERS]”
EXHIBIT 2
Amended and Restated Exhibit D to Option Agreement
“EXHIBIT D

Schedule of Unrecorded Encumbrances

•	Timber Cutting Agreements

1.
Pay as Cut Timber Cutting Right Contract No. 567-17-24 dated November 28, 2017, between FIA Timber Partners II, L.P., as seller, and Scott Timber Co., as purchaser, together with those certain Holdback Instructions, Escrow No. 209904AM, between such parties and AmeriTitle.

2.	Pay as Cut Timber Cutting Right Contract No. 567-17-26 dated November 30, 2017, between FIA Timber Partners II, L.P., as seller, and G & D Timber Inc., as purchaser.

•	Notifications of Operations/Permits

1.
Notification of Operations/Permit # 2017-740-13703 with respect to Pay as Cut Timber Cutting Right Contract No. 567-17-24 dated November 28, 2017, between FIA Timber Partners II, L.P., as seller, and Scott Timber Co., as purchaser.

2.
Notification of Operations/Permit # 2017-740-13432 with respect to Pay as Cut Timber Cutting Right Contract No. 567-17-26 dated November 30, 2017, between FIA Timber Partners II, L.P., as seller, and G & D Timber Inc., as purchaser.

•	Temporary Access Licenses

1.	Temporary Access Letter Agreement for Beaver Dam Road dated April 14, 2018, between FIA Timber Partners II, L.P., and Mt. Scott Holding Co.

•	Grazing Lease

1.	Grazing Lease dated October 6, 2017, between FIA Timber Partners II, L.P., as lessor and Mark Isenhart, as lessee.

•	Hunting License Agreements

1.	Hunting License Agreement dated February 9, 2018, between FIA Timber Partners II, L.P., as licensor, and Wilderness Unlimited, as licensee.

•	Other Agreements

1.	Contract for Patrol of Timberlands (Sheriff’s Office) dated effective July 1, 2018 between FIA Timber Partners II, L.P. and the Board of Commissioners of Coos County, Oregon.”

EXHIBIT 3
Amended and Restated Exhibit F to Option Agreement
“EXHIBIT F

Form of Assignment and Assumption Agreement

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”), dated as of _______________ ___, 2018, is by and between FIA Timber Partners II, L.P., a Delaware limited partnership (“Assignor”), and ________________, a _________________ (“Assignee”).
Assignor and CatchMark Timber Trust, Inc., a Maryland corporation (“CTT”) have entered into that certain Option Agreement, dated as of _____________ ____, 2018, by and between Assignor, as seller, and CTT, as buyer[, as assigned by CTT to Assignee] (as it may have been amended, the “Option Agreement”). All capitalized terms used in this Agreement but not otherwise defined herein are given the meanings set forth in the Option Agreement.
For good and valuable consideration as recited in the Option Agreement, the receipt and adequacy of which are hereby acknowledged, Assignor and Assignee agree as follows:
1.Assignment. Effective as of the Closing Date, Assignor, to the extent of its interest therein, hereby sells, assigns, transfers and conveys to Assignee, to the extent assignable, all of Assignor’s right, title and interest in, to and under the Unrecorded Encumbrances and other agreements set forth on attached Exhibit A (the “Assignment”).
2.    Assumption. Effective as of the Closing Date, Assignee hereby purchases, acquires and accepts the foregoing Assignment from Seller, and Assignee further hereby assumes and agrees to pay, honor and discharge when due the Assumed Liabilities.
3.    Indemnification.
(a)    Assignee hereby agrees to indemnify, defend and hold harmless Assignor for, from and against, and will reimburse Assignor for, any and all actions, claims, costs, damages, demands, expenses (including reasonable attorneys’ fees), loss and liability, of any nature whatsoever, arising out of or in any way related to the Assumed Liabilities and to the failure of Assignee to pay and perform the obligations under the Unrecorded Encumbrances and other agreements set forth on attached Exhibit A, arising on or after the Closing Date.
(b)    Assignor hereby agrees to indemnify, defend and hold harmless Assignee for, from and against, and will reimburse Assignee for, any and all actions, claims, costs, damages, demands, expenses (including reasonable attorneys’ fees), loss and liability, of any nature whatsoever, arising out of or in any way related to the failure of Assignor to pay and perform the obligations under the Unrecorded Encumbrances and other agreements set forth on attached Exhibit A arising prior to the Closing Date.
4.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oregon without giving effect to any choice or conflict of law provision or rule (whether of the State of Oregon or any other jurisdiction).
5.    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement notwithstanding that all parties are not signatories to the same counterpart. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
6.    General. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

[Signatures on following pages.]

IN WITNESS WHEREOF, each of Assignor and Assignee has caused this Assignment and Assumption Agreement to be executed by its duly authorized representative with the intent that it be effective as of the date set forth above.

Assignor:

FIA Timber Partners II, L.P.,
a Delaware limited partnership

By: FIA Timber Management II, LLC,
its General Partner

By:
Name:
Title:

Assignee:

_____________________,
a ________________________

By:
Name:
Title:
EXHIBIT A
To
Assignment and Assumption Agreement

•	Timber Cutting Agreements

1.
Pay as Cut Timber Cutting Right Contract No. 567-17-24 dated November 28, 2017, between FIA Timber Partners II, L.P., as seller, and Scott Timber Co., as purchaser together with those certain Holdback Instructions, Escrow No. 209904AM, between such parties and AmeriTitle, and also together with that certain Timber Performance Bond No. SUR0043702 between Scott Timber Co., as the Principal, and Agronaut Insurance Company, as the Surety, with FIA Timber Partners, II, L.P., as the obligee.

2.	Pay as Cut Timber Cutting Right Contract No. 567-17-26 dated November 30, 2017, between FIA Timber Partners II, L.P., as seller, and G & D Timber Inc., as purchaser.

•	Notifications of Operations/Permits

1.
Notification of Operations/Permit # 2017-740-13703 with respect to Pay as Cut Timber Cutting Right Contract No. 567-17-24 dated November 28, 2017, between FIA Timber Partners II, L.P., as seller, and Scott Timber Co., as purchaser.

2.
Notification of Operations/Permit # 2017-740-13432 with respect to Pay as Cut Timber Cutting Right Contract No. 567-17-26 dated November 30, 2017, between FIA Timber Partners II, L.P., as seller, and G & D Timber Inc., as purchaser.

•	Temporary Access Licenses

1.	Temporary Access Letter Agreement for Beaver Dam Road dated April 14, 2018, between FIA Timber Partners II, LP, and Mt. Scott Holding Co.

•	Grazing Lease

1.	Grazing Lease dated October 6, 2017, between FIA Timber Partners II, L.P., as lessor and Mark Isenhart, as lessee.

•	Hunting License Agreements

1.	Hunting License Agreement dated February 9, 2018, between FIA Timber Partners II, L.P., as licensor, and Wilderness Unlimited, as licensee.

•	Other Agreements

1.	Contract for Patrol of Timberlands (Sheriff’s Office) dated effective July 1, 2018 between FIA Timber Partners II, L.P. and the Board of Commissioners of Coos County, Oregon.”

Exhibit 1 to Third Amendment to Option Agreement
SGR/19101367.4
97955353.4 0067129-00001